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United States
Securities and Exchange Commission
Washington, D.C. 20549

        SCHEDULE 14A
(Rule 14a-101)

Information Required in Proxy Statement Schedule 14A Information (Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NMS COMMUNICATIONS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

NMS COMMUNICATIONS CORPORATION
100 CROSSING BOULEVARD
FRAMINGHAM, MASSACHUSETTS 01702
(508) 271-1000

April 22, 2008

Dear Stockholder:

        We cordially invite you to attend the 2008 Annual Meeting of Stockholders of NMS Communications Corporation (the "Company"), which will be held on May 29, 2008 at 1:00 p.m. DST, at the Company's corporate offices at 100 Crossing Boulevard, Framingham, Massachusetts.

        The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe the items to be considered by the stockholders and contain certain information about the Company and its directors and officers.

        Please sign and return the enclosed proxy card as soon as possible in the envelope provided, or vote electronically or by telephone as provided in the proxy card. Voting by written proxy will ensure your representation at the Annual Meeting if you do not attend in person. If you attend the meeting, you can revoke your proxy at any time before it is exercised at the meeting and vote your shares personally by following the procedures described in the accompanying Proxy Statement.

        We look forward to seeing you.

Sincerely,

Robert P. Schechter Chairman of the Board and Chief Executive Officer

NMS COMMUNICATIONS CORPORATION
100 CROSSING BOULEVARD
FRAMINGHAM, MASSACHUSETTS 01702
(508) 271-1000
NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS
To be Held on May 29, 2008

To the Stockholders of NMS Communications Corporation:

        The 2008 Annual Meeting of Stockholders of NMS Communications Corporation (the "Company") will be held at the Company's corporate offices at 100 Crossing Boulevard, Framingham, Massachusetts on May 29, 2008 at 1:00 p.m. DST, for the following purposes:

  1.
  To elect two members to the Company's Board of Directors, each for a three-year term;

  2.
  To ratify the Audit Committee's selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2008; and

  3.
  To transact such other business as may properly come before the meeting and any adjournments thereof.

        Stockholders of record at the close of business on April 1, 2008, will be entitled to notice of, and to vote at, the annual meeting and any adjournments thereof. The stock transfer books of the Company will remain open for the purchase and sale of the Company's common stock.

        All stockholders are cordially invited to attend the meeting.

By Order of the Board of Directors
Dianne L. Callan Vice President, General Counsel and Secretary

Framingham, Massachusetts
Dated: April 22, 2008

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE OR VOTE ELECTRONICALLY VIA THE INTERNET OR TELEPHONE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES AT THE 2008 ANNUAL MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. IF YOU PREFER TO VOTE BY TELEPHONE OR BY INTERNET SEE "VOTE BY TELEPHONE" OR "VOTE BY INTERNET" INSTRUCTIONS ATTACHED TO THE PROXY CARD FOR MORE DETAILS. SENDING IN YOUR PROXY WILL NOT PREVENT YOU FROM VOTING YOUR SHARES AT THE 2008 ANNUAL MEETING IF YOU DESIRE TO DO SO, AS YOUR PROXY IS REVOCABLE AT YOUR OPTION BEFORE IT IS EXERCISED.

NMS COMMUNICATIONS CORPORATION
100 Crossing Boulevard
Framingham, Massachusetts 01702
(508) 271-1000
PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS
To be Held on May 29, 2008

        This Proxy Statement is furnished to the holders of common stock, $.01 par value per share ("Common Stock"), of NMS Communications Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies for use at the 2008 Annual Meeting of Stockholders, and at any adjournments of that meeting. The meeting will be to be held on May 29, 2008, at 1:00 P.M. DST at the Company's principal executive office at 100 Crossing Boulevard, Framingham, Massachusetts.

        The Company's Annual Report to Stockholders for the fiscal year ended December 31, 2007 is being mailed to our stockholders together with the Notice of 2008 Annual Meeting and this Proxy Statement on or about May 1, 2008. Stockholders may find the Company's Annual Report on Form 10-K for the year ended December 31, 2007, on (1) the Internet at the Company's website www.nmss.com; (2) through the Securities and Exchange Commission's electronic data system, called EDGAR, at www.sec.gov; or (3) except for exhibits, without charge upon written request to NMS Communications, Attn: Investor Relations, 100 Crossing Boulevard, Framingham, MA 01702. Exhibits will be provided upon request of an appropriate processing fee.

        The enclosed proxy is solicited on behalf of the Board of Directors of the Company. Each properly completed proxy will be voted in accordance with the instructions contained therein and, if no choice is specified, the proxy will be voted FOR the nominees for director and FOR each of the other proposals set forth below.

        Only holders of Common Stock of record on the stock transfer books of the Company at the close of business on April 1, 2008 (the "record date") will be entitled to vote at the meeting and at any adjournment thereof. There were 45,751,830 shares of Common Stock outstanding and entitled to vote at the close of business on the record date.

        Stockholders may vote in one of the following three ways: (1) by completing, signing and dating the enclosed proxy card and returning it in the enclosed envelope by return mail, (2) by completing a proxy using the toll-free telephone number listed on the proxy card, or (3) by completing a proxy on the Internet at the address listed on the proxy card. A stockholder giving the enclosed proxy has the power to revoke it at any time before its exercise either by written notice to the Secretary of the Company, by giving a later-dated proxy, or by revoking it in person at the meeting.

        Each share of Common Stock is entitled to one vote. The affirmative vote of the holders of a plurality of the shares represented at the meeting is required for the election of directors (Item 1 of Notice). Approval of the ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2008, will require the affirmative vote at the meeting, at which a quorum is present, of the holders of a majority of the shares of Common Stock voting with respect to such matters. Votes will be tabulated by the Company's transfer agent, subject to the supervision of persons designated by the Board of Directors as inspectors.

        A majority in interest of the issued and outstanding shares entitled to vote as of the record date represented at the Annual Meeting of Stockholders in person or by proxy shall constitute a quorum for the transaction of business. Votes withheld from any nominee, abstentions and "broker non-votes" are counted as present and represented for purposes of determining the presence or absence of a quorum for the meeting. If the shares a stockholder owns are held in "street name," the bank, brokerage firm or nominee, as the record holder of those shares, is required to vote such shares in accordance with the stockholders instructions. A "broker non-vote" is a share held in "street name" by a bank, broker or nominee that indicates on its proxy that it does not have discretionary voting power as to a particular matter and has not received instructions from the beneficial owner. Abstentions as well as "broker non-votes" are not considered to have been votes for such matters and have the practical effect of reducing the number of affirmative votes required to achieve a majority for such items requiring majority approval by reducing the total number of shares from which a majority is calculated.

ELECTION OF DIRECTORS
(Item 1 of Notice)

        There are currently five members of the Company's Board of Directors (the "Board"), divided into three classes with terms expiring respectively at the 2008, 2009 and 2010 annual meetings of stockholders. Upon the recommendation of the Nominating Committee, the Board has fixed the number of directors for the ensuing year at five and nominated Mr. Ofer Gneezy and Mr. Robert P. Schechter, whose terms are expiring, for reelection. Directors elected at the meeting will serve a three-year term expiring at the time of the annual meeting of stockholders in 2011 and when their successors are elected and qualified.

        The names and certain information about the continuing directors of the Board of Directors are set forth below. There are no family relationships among any of our directors or executive officers. The following information is furnished with respect to each nominee for election as a director and for each director whose term of office will continue after the meeting.

Name and Age as of April 1, 2008	Director Since	Positions and Offices Held with the Company: Principal Occupation and Business Experience during the past five years; Directorships of Public Companies
Nominees for Reelection for Directors Whose Terms Expire in 2008
Ofer Gneezy, 56	2000	Mr. Gneezy has served as a director of the Company since 2000. Mr. Gneezy was a co-founder, and has been, since 1996, President, Chief Executive Officer and a Director of iBasis, Inc., a provider of Internet-based communications services for international carriers.
Robert P. Schechter, 59	1995
		Mr. Schechter has served as the Company's Chief Executive Officer since 1995 and as Chairman of the Board since 1996. Mr. Schechter served as the Company's President from 1995 to 2007. Mr. Schechter is also a director of Moldflow Corporation, a provider of software solutions for optimizing the design and manufacture of plastic products, Unica Corporation, a developer of Enterprise Marketing Management Software solutions and Soapstone Networks, Inc., a developer of resource and service control software for networks.

Name and Age as of March 13, 2008	Director Since	Positions and Offices Held with the Company: Principal Occupation and Business Experience during the past five years; Directorships of Public Companies
Directors Whose Terms Expire in 2009
Ronald W. White, 67	1988
		Mr. White has served as a director of the Company since 1988. Mr. White has been, since 2002, a consultant and private investor. Since 2007, he has been the managing director of the Olympus Angels, an organization providing funding for firms with significant growth potential.
Directors whose Terms Expire in 2010
W. Frank King, Ph.D., 68	1997
		Dr. King has served as a director of the Company since 1997. Dr. King has been, since 1998, a private investor. He is a director of eOn Communications Corporation, a provider of telecommunications applications; and iBasis, Inc., a provider of Internet-based communications services.
Pamela D. A. Reeve, 58	1997
		Ms. Reeve has served as a director of the Company since 1997. Since 2006, Ms. Reeve has served as the Chief Executive Officer of openairboston.net, the Boston wireless initiative to build a wireless network in the city of Boston. From 1993 to 2004, Ms. Reeve served as Chief Executive Officer and a director and, from 1989 to 1993, as President, Chief Operating Officer and a director of Lightbridge, Inc., a provider of products and services which enable wireless telecommunications carriers to improve customer acquisition and retention processes, and the leading internet payment gateway. Ms Reeve is a director of American Tower Corporation, a provider of infrastructure facilities and services to the wireless, internet and broadcasting industries.

BOARD OF DIRECTORS RECOMMENDATION

        The Board believes that the election of Mr. Gneezy and Mr. Schechter to serve as directors is in the best interests of the Company and its stockholders and, therefore, recommends that the stockholders vote FOR this proposal. The shares represented by the enclosed proxy will be voted to elect each nominee unless such authority is withheld by marking the proxy to that effect. Each nominee has agreed to serve, but in the event a nominee becomes unavailable for any reason, the proxy holders, unless authority has been withheld as to such nominee, will vote the proxies in their discretion for any nominee who is designated by the Board to fill the vacancy. The affirmative vote of the holders of a plurality of the shares represented at the meeting is required for the election of directors.

RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Item 2 of Notice)

        The Audit Committee has selected PricewaterhouseCoopers LLP, independent registered public accounting firm, as auditors of the Company for the fiscal year ending December 31, 2008. This firm has audited the accounts and records of the Company since 1997. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting to answer questions from stockholders and will have an opportunity to make a statement if desired.

        The selection of an independent registered public accounting firm is not required to be submitted to a vote of the stockholders. The Board believes, however, it is appropriate as a matter of policy and good corporate practice to submit the appointment for stockholder consideration. If the stockholders do not ratify the appointment, the Board will ask the Audit Committee to reconsider its selection.

        The Board recommends a vote FOR the ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm, and proxies solicited by the Board will be voted in favor thereof unless a stockholder has indicated otherwise on the proxy.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

        The following table summarizes the fees billed to us by PricewaterhouseCoopers LLP for each of the last two fiscal years.

	2007	2006
Audit Fees	755,100	997,618
Audit-Related Fees	—	—
Tax Fees	145,319	67,682
All Other Fees	5,445	5,445

Total:	905,864	1,070,745

Audit Fees

        These are fees billed for professional services rendered by PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2007 and December 31, 2006, for (a) the annual audit of the Company's financial statements for each such fiscal year including statutory audits of foreign subsidiaries and the accompanying attestation report regarding the Company's internal control over financial reporting contained in the Company's Annual Report on Form 10-K, (b) reviews of the quarterly financial information included in the Company's Quarterly Reports on Form 10-Q for each such fiscal year and (c) reviews of Securities and Exchange Commission ("SEC") filings.

Audit-Related Fees

        These are fees billed for professional services rendered by PricewaterhouseCoopers LLP for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and are not disclosed under "Audit Fees".

Tax Fees

        These are fees billed for professional services for tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2007 and December 31, 2006.

All Other Fees

        All Other Fees represent fees paid for software licenses of PricewaterhouseCoopers LLP professional research library and related applications.

Pre-Approval Policies and Procedures

        The Audit Committee's policy is to pre-approve all services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may also pre-approve particular services on a case-by-case basis. The independent registered public accounting firm is required to periodically report to the Audit Committee regarding the extent of services to be provided by the independent registered public accounting firm in accordance with such pre-approval policy. The Audit Committee may also delegate pre-approval authority to one or more of its members. Such member(s) must report any decisions to the Audit Committee at the next scheduled meeting.

        During 2007, all services provided by PricewaterhouseCoopers LLP were pre-approved by the Audit Committee.

SECURITY OWNERSHIP OF DIRECTORS,
EXECUTIVE OFFICERS AND PRINCIPAL STOCKHOLDERS

        The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of April 1, 2008, unless otherwise noted, by (a) each director of the Company, (b) each of the executive officers named in the Summary Compensation Table below, (c) all directors and executive officers as a group as of December 31, 2007, and (d) each person known to the Company to own beneficially 5% or more of its Common Stock. Except as otherwise indicated, each such person has sole investment and voting power with respect to the shares shown as being beneficially owned by such person (except to the extent authority is shared by spouses under applicable law), based on information provided to the Company. The information provided below regarding persons beneficially owning more than 5% of the Company's Common Stock is based solely on public filings made by such persons with the SEC through April 1, 2008, which beneficial ownership information is in each case as of December 31, 2007.

        Unless otherwise noted, the address of the following persons is c/o NMS Communications Corporation, 100 Crossing Boulevard, Framingham, Massachusetts 01702.

Beneficial Owner Name	Number of Shares Beneficially Owned(1)	Percent of Common Stock Outstanding(2)
Robert P. Schechter(3)	1,278,305	2.8%
Ofer Gneezy(4)	62,500	*
W. Frank King(5)	72,500	*
Pamela D.A. Reeve(6)	85,400	*
Ronald W. White(7)	82,500	*
Herbert Shumway(8)	394,150	*
Daniel Daly(9)	18,062	*
Joel Hughes(10)	474,113	1.0%
Todd Donahue(11)	22,012	*
Steve Gladstone(12)	—	*
All directors and executives officers as a group (10 persons)(13)	2,489,542	5.4%

*
Percentage is less than 1% of the total number of outstanding shares of the Company's Common Stock.

(1)
The number of shares of Common Stock beneficially owned by each person is determined under rules promulgated by the SEC. Under these rules, a person is deemed to have "beneficial ownership" of any shares over which that person has or shares voting or investment power, plus any shares that the person has the right to acquire within 60 days following April 1, 2008, including through the exercise of stock options.

(2)
The percent ownership for each stockholder on April 1, 2008 is calculated by dividing (a) the total number of shares beneficially owned by the stockholder by (b) 45,751,830 shares (the number of shares of our Common Stock outstanding as of April 1, 2008) plus any shares acquirable (including stock options exercisable) by the stockholder within 60 days following April 1, 2008.

(3)
Includes 786,250 shares subject to stock options exercisable within 60 days following April 1, 2008.

(4)
Consists of 62,500 shares subject to stock options exercisable within 60 days following April 1, 2008.

(5)
Consists of 72,500 shares subject to stock options exercisable within 60 days following April 1, 2008.

(6)
Includes 57,000 shares subject to stock options exercisable within 60 days following April 1, 2008.

(7)
Includes 82,500 shares subject to stock options exercisable within 60 days following April 1, 2008.

(8)
Includes 363,150 shares subject to stock options exercisable within 60 days following April 1, 2008.

(9)
Consists of 18,062 shares owned by Mr. Daly, as of December 21, 2007, the date on which his employment with the Company terminated.

(10)
Includes 193,675 shares subject to stock options exercisable within 60 days following April 1, 2008.

(11)
Includes 22,012 shares subject to stock options exercisable within 60 days following April 1, 2008.

(12)
Mr. Gladstone owned no shares of the Company's Common Stock as of April 1, 2008.

(13)
Includes 1,639,587 shares subject to stock options exercisable within 60 days following March 13, 2007.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

        The Board currently consists of five directors. During 2007, the Board held four meetings. Each director attended at least 80% of the meetings of the Board and the meetings of the committees of the Board on which he or she served. Three members of the Board attended the annual meeting in 2007. The Company's policy is that members of the Board are encouraged to attend the annual meeting to the extent consistent with travel plans.

        The Board has determined that each of Mr. Gneezy, Dr. King, Ms. Reeve, and Mr. White is independent as defined by the applicable independence standards of the Company, the SEC and the NASDAQ Stock Market ("NASDAQ").

        The Board has adopted a Code of Conduct which is applicable to all directors, executive officers and employees of the Company. Copies of the Code of Conduct and of the current committee charters are available, without charge, under "Corporate Governance" in the "Investors" section of www.nmss.com or upon written request to NMS Communications Corporation, Attention: Investor Relations, 100 Crossing Boulevard, Framingham, Massachusetts 01702.

        Stockholders may communicate with members of the Board by mail addressed to an individual member of the Board, to the full Board or to a particular committee of the Board, in each case, at c/o NMS Communications, 100 Crossing Boulevard, Framingham, Massachusetts 01702. Unless such communication is addressed to an individual director, the Company will forward such communication to each of the directors.

Audit Committee

        The Audit Committee oversees the auditing, accounting, financial reporting and internal control functions of the Company, reviews the financial statements of the Company, selects and engages the Company's independent registered public accounting firm, and consults with and reviews the services provided by the independent registered public accounting firm. The Audit Committee is currently composed of three members. The Board has determined that each member of the Audit Committee is independent within the meaning of the Company's and NASDAQ's director independence standards and the SEC's heightened director independence standards for audit committee members, including Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The directors currently serving on the Audit Committee are Mr. Gneezy, Dr. King and Ms. Reeve. Each member of the Audit Committee is financially sophisticated, and is able to read and understand financial statements. Dr. King is an "audit committee financial expert", as defined by Item 407(d)(5)(ii) under Regulation S-K issued by the SEC under the Exchange Act. The Audit Committee has a charter, the complete text of which is available on the Company's website under "Corporate Governance" in the "Investors" section at www.nmscommnunciations.com. The Audit Committee held five meetings during 2007.

Compensation Committee

        The Compensation Committee of the Board reviews the Company's general policies concerning employee compensation and benefits and reviews and recommends to the Board all compensation and equity awards to the Company's executive officers, including the Chief Executive Officer, Chief Financial Officer, all other executive officers listed in the Summary Compensation Table and any other executive that reports directly to the Chief Executive Officer. The Compensation Committee, with the assistance of the Company's internal Human Resources team, reviews the performance and compensation of the Company's executive officers and establishes compensation levels. The Company periodically engages Pearl Meyer and Partners, a compensation consulting firm, to review the Company's compensation and benefits programs and compare them to peer groups, which include companies that are direct competitors and/or technology-based companies with similar revenue and/or market based capitalization. The Compensation Committee does not delegate to others any of its functions in determining actual compensation. However, the Chief Executive Officer and Vice President of Human Resources provide recommendations to the Compensation Committee concerning the amount and form of executive compensation based on an analysis of the performance of each executive officer.

        The Compensation Committee is currently composed of two members. The Board has determined that each member of the Compensation Committee is independent within the meaning of the Company's, NASDAQ's and the SEC's director independence standards. The directors currently serving on the Compensation Committee are Ms. Reeve and Mr. White. The Compensation Committee has a charter, the complete text of which is available on the Company's website under "Corporate Governance" in the "Investors" section at www.nmss.com. The Compensation Committee held five meetings during 2007.

Nominating and Governance Committee

        The Nominating and Governance Committee makes recommendations to the Board from time to time regarding the size, composition and organization of the Board and its committees. The Nominating and Governance Committee also establishes criteria for membership on the Board and leads any search for individuals to become new members of the Board. The Nominating and Governance Committee also reviews and approves any related person transaction under the Company's Related Person Transactions policy.

        During 2005, the Nominating and Governance Committee developed a policy related to stockholder recommendations of director candidates for inclusion by the Board in the slate of nominees which the Board recommends to our stockholders for election. Pursuant to such policy, the Nominating and Governance Committee does not make any distinction between candidates for the Board nominated by the stockholders and other candidates when determining which candidates to recommend to the Board. The Company did not pay any third party a fee to assist in evaluating and identifying director nominees in 2007. During 2007, no director candidate was recommended to the Company by any beneficial owner of more than 5% of the Common Stock of the Company. The Nominating and Governance Committee will consider all stockholder recommendations for candidates for the Board which should be sent to Nominating and Governance Committee, c/o Dianne Callan, Secretary, NMS Communications Corporation, 100 Crossing Boulevard, Framingham, Massachusetts, 01702. The Nominating and Governance Committee selects individuals who have the highest personal and professional integrity, have demonstrated exceptional ability and judgment, have appropriate expertise and professional background, and will be effective, in conjunction with the other members of the Board, in collectively serving the long-term interests of the stockholders. In addition to considering candidates suggested by the stockholders, the Nominating and Governance Committee considers candidates recommended by current directors, Company officers and employees.

        The Nominating and Governance Committee is currently composed of two members. The Board has determined that each member of the Nominating Committee and Governance Committee is independent within the meaning of the Company's, NASDAQ's and the SEC's director independence standards. The directors currently serving on the Nominating and Governance Committee are Ms. Reeve and Dr. King. The Board established the Nominating and Governance Committee in April 2004. The Nominating and Governance Committee met one time during 2007. At a meeting in January 2008, the Nominating and Governance Committee voted unanimously to recommend to the Board for re-election the two current nominees for director. The Nominating and Governance Committee has a charter, the complete text of which is available on the Company's website under "Corporate Governance" in the "Investors" section at www.nmss.com.

AUDIT COMMITTEE REPORT

        The Company's Audit Committee oversees the Company's audit coverage and monitors the accounting, financial reporting, data processing, regulatory and internal control functions. The Audit Committee also selects and engages the Company's independent registered public accounting firm. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The primary duties and responsibilities of the Audit Committee are to:

  •
  select and engage the Company's independent registered public accounting firm;

  •
  serve as an independent and objective body to monitor the Company's financial reporting process and internal control systems;

  •
  review and approve the scope of the annual audit, the non-audit services to be performed by the independent registered public accounting firm, and the independent registered public accounting firms' audit and non-audit fees;

  •
  review and appraise the audit efforts of the Company's independent registered public accounting firm;

  •
  oversee, discuss and monitor the Company's financial reporting and compliance with laws and regulations;

  •
  oversee management's establishment and enforcement of financial policies;

  •
  recommend to the Board that the audited financial statements be included in the Annual Report on Form 10-K for filing with the SEC;

  •
  provide an open avenue of communication among the independent registered public accounting firm, financial and senior management and the Board; and

  •
  provide "whistle blower" protection procedures to each employee, including anonymous employee complaints regarding accounting, internal control or audit.

        The Audit Committee has:

  •
  reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2007 with the Company's management and its independent registered public accounting firm, including a discussion of the quality and effect of the Company's accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements;

  •
  discussed the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees) with its independent registered public accounting firm, including the process used by management in formulating particularly sensitive accounting estimates and the basis for the conclusions of its independent auditor regarding the reasonableness of those estimates;

  •
  met with financial and senior management and the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting;

  •
  considered whether the provision of services represented under the headings "Tax Fees" and "All Other Fees" set forth on pages 4 and 5 is compatible with maintaining PricewaterhouseCoopers LLP's independence; and

  •
  received the written disclosures and the letter from the Company's independent registered public accounting firm required by Independence Standards Board Standard No. 1 (entitled "Independence Discussion with Audit Committees"), discussed the independence of its independent registered public accounting firm and considered whether the provision of non-audit services by its independent registered public accounting firm is compatible with maintaining auditor independence, and satisfied itself as to the auditor's independence.

        Based on the review and discussions described above, the Audit Committee has recommended to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2007, for filing with the SEC and has selected PricewaterhouseCoopers LLP to act as the Company's independent registered public accounting firm for 2008.

Audit Committee
Ofer Gneezy W. Frank King, Ph.D. Pamela D. A. Reeve

COMPENSATION COMMITTEE REPORT

        The Compensation Committee has reviewed and discussed the Compensation Disclosure and Analysis ("CD&A") with management and, based on such review and discussion, recommended to the Board the inclusion of the CD&A in the Company's Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2007, as applicable.

Compensation Committee
Pamela D.A. Reeve Ronald W. White

        THE AUDIT COMMITTEE AND COMPENSATION COMMITTEE REPORTS ABOVE SHALL NOT BE DEEMED "SOLICITING MATERIAL" OR INCORPORATED BY REFERENCE INTO ANY OF THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION THROUGH ANY GENERAL STATEMENT INCORPORATING BY REFERENCE IN ITS ENTIRETY THE PROXY STATEMENT IN WHICH THESE REPORTS APPEARS, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES ANY OF THE REPORTS, OR ANY PORTION THEREOF. IN ADDITION, THESE REPORTS SHALL NOT BE DEEMED TO BE FILED UNDER EITHER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

COMPENSATION DISCUSSION AND ANALYSIS

        The Compensation Committee oversees the Company's compensation programs and reviews and approves the annual compensation designed specifically for its executive officers and senior management, including the Chief Executive Officer, Chief Financial Officer and the other executive officers named in the Summary Compensation Table (the "Executive Officers") included on page 17 of this proxy statement.

Objectives of Our Executive Compensation Program

        The Company's executive compensation program is designed to promote the Company's business objectives, reward each Executive Officers individual performance and enable the Company to attract and retain Executive Officers who contribute, and are expected to continue to contribute, to the Company's long-term success. In establishing executive compensation, the Company is guided by the following basic principles: (a) the total compensation payable to executive officers should be sufficiently competitive with the compensation paid by other similar companies in the telecommunications industry to officers in comparable positions so that the Company can attract and retain qualified Executive Officers, (b) total compensation should include components that reflect the performance of the Company and the performance of the individual, including his or her leadership skills and achievement of business objectives and (c) total compensation should be designed to increase stockholder value and Executive Officers can best increase stockholder value when they are motivated to maximize the operating profit of the Company and to conceive, develop and position the best possible products in the Company's chosen markets.

What Our Executive Compensation Program is Designed to Reward

        Our executive compensation program is primarily designed to reward the contribution of each individual Executive Officer to the Company's overall performance. In measuring each Executive Officer's contribution in a given year, the Compensation Committee primarily considers the overall growth and financial performance of the Company and the Executive Officer's achievement of pre-established business objectives. Each year, the Company's Board establishes and approves financial performance metrics for the Company and based on these metrics, the Chief Executive Officer establishes specific business objectives that are assigned to each Executive Officer. These specific objectives become the primary basis for measuring the contribution of each Executive Officer. These objectives are profitability, revenue growth and new business development.

        As described above, the Compensation Committee does not delegate any of its functions to others in determining actual compensation for the Executive Officers. However, the Chief Executive Officer and Vice President of Human Resources provide recommendations to the Compensation Committee concerning the amount and form of compensation for each Executive Officer based on their analysis of such Executive Officer's performance. The Compensation Committee may exercise its discretion to award compensation to any Executive Officer absent his or her attainment of the relevant performance goals or to reduce the size of any bonus award.

Elements of Our Executive Compensation Program and Why We Chose Each Element

        The key elements of our executive officer compensation program are comprised of the following:

  •
  base salary;

  •
  cash incentives;

  •
  equity-based long term incentives; and

  •
  benefits.

        The Compensation Committee has chosen these elements based on its belief that they represent the best tools to enhance the Company's performance and are most reflective of our market competitiveness and "pay for performance" objectives. It is the intention of the Compensation Committee to set base salary to be sufficiently competitive within the Company's industry and to attract and retain a strong and motivated management team, but not so high that it is perceived negatively by the Company's other stakeholders. The potential cash incentives and equity-based compensation are included in compensation to further align the interests of the Executive Officers with the interests of the Company's stockholders, which we believe primarily relate to the Company's growth and the stockholders' return on their invested capital. The Company does not have a pre-established policy or formula for allocation between either cash and non-cash or short-term and long-term compensation. A significant percentage of total compensation for our Executive Officers, however, is allocated to cash incentive and stock-based compensation. For any given year, the achievement of the Executive Officer's cash incentive target and equity-based compensation will be determined by the performance of the Executive Officer and the Company's financial performance.

Benchmarking

        In order to determine the competitiveness of our overall compensation for Executive Officers, we review the compensation for comparable positions within the Company's industry, the historical compensation levels of the Company's Executive Officers and the individual performance of the Executive Officers in the preceding year. When analyzing the compensation paid to our Executive Officers, we compare such compensation to two different methods. The first method is derived from publicly available proxy statements filed by companies that are direct competitors and/or technology-based companies with similar revenue and/or market capitalizations. This proxy data covers in detail only those individuals for whom compensation information is disclosed publicly. As a result, proxy data in the past has typically included only the five most highly compensated officers at each company. Generally, the results of this analysis are comparable to our Chief Executive Officer, Chief Financial Officer and Divisional Presidents measured at the 50th percentile. The second method we use to review our targeted overall compensation is commercially available high technology salary surveys tailored to reflect our revenue size. The specific surveys used for executive compensation analysis is the CHiPS Executive Survey & Senior Management Survey published each year by Pearl Meyer and Partners (the "CHiPS Survey") and the IPAS salary survey published by ICR Limited/Salary.com. In similar fashion to our proxy analysis, the Company looks for comparable companies included in the CHiPS Survey and the IPAS survey that are direct competitors and/or technology-based companies with similar revenue and/or market capitalizations.

        In determining the ratio of base salary to cash incentive target to equity-based compensation, the Compensation Committee mainly relies on the CHiPS, IPAS and proxy data discussed further above, which in 2007 showed that the allocation among these elements for our Executive Officers was generally consistent with compensation paid to similarly situated executives by comparable companies. The companies in the peer group included: Applix, Boston Comm. Group, Captaris, Ditech, Intervoice, Authorize.net, Performance Technologies, Tekelec, Carrier Access, Communication Systems, Zhone Technologies, Actuate Corp, Affymetrix Inc, Akamai Technologies, ALvarion, ArrayCinn, Aruba Wireless Networks, Attachmate Corp, Azul Systems, Blackboard Inc, Bridgewater Systems, Broadsoft Inc, Cincom Systems, Click Software, CODA Group, Cognex, Deltathree, Delttek Systems, DemandTek, Dimension Data, Ecopy, Empirix, Enovia Matrix one, F5 Networks, Force 10 Networks, Forrester, Fortent, Fortinet, Gtech, Harmonic, Harris Corporation, IDirect Technologies, Infinera Corporation, Informatica Corporation, Intervoice, Iona, JDA Software, Meriton Networks, Network Equipment Technologies, Nuance, Postini, Redhat, Sonus Networks, Unica.

        In comparing our Chief Executive Officer's total compensation to the proxy, IPAS and CHiPS data, the Compensation Committee concluded that each of his base salary and target bonus for 2007 was at the median base salary and bonus target, respectively, for Chief Executive Officers at comparable companies. The Compensation Committee also concluded that our Chief Executive Officer's stock-based compensation for 2007 on a potential ownership basis was at the median stock-based compensation paid to Chief Executive Officers at comparable companies. Stock-based compensation for all of our Executive Officers, as measured in accordance with SFAS No. 123R, was at the low end of the range of data primarily as a result of the Company's market capitalization at the time the grants were issued.

Base Salary

        The Company pays its Executive Officers' base salary in order to provide them with well-defined pre-established cash compensation for services rendered during each fiscal year. Base salary is intended to reflect an Executive Officer's knowledge, skills and level of responsibility. The Compensation Committee's general approach in 2007 was that base salaries for the Company's Executive Officers should be set at the median base salaries for similarly situated Executive Officers in comparable companies. Salary levels for each of our Executive Officers are based on internally-developed ranges, the midpoints of which are generally targeted at the 50th percentile of salaries that the Compensation Committee believes are paid to Executive Officers with comparable responsibilities at the benchmarked companies and within the overall industry.

2007 Management Bonus Program

        Each year, the Compensation Committee adopts a Management Bonus Program which reflects the Committee's belief that a significant portion of each Executive Officer's compensation should be tied to the achievement by the Company of its financial goals and by each Executive Officer's attainment of his or her individual objectives as determined by the Compensation Committee. In early 2007, the Compensation Committee established the Company's 2007 Management Bonus Program (the "2007 Bonus Program") based on (1) financial goals contained in the 2007 operating plan approved by the Board and (2) the attainment by the division headed by such executive officer of business objectives as determined by the Compensation Committee. In July 2007, the company implemented a reorganization, which resulted in more separation between divisions. In response to this reorganization, the Compensation Committee determined that the 2007 Bonus Program for each Executive Officer and other potential bonus recipients should be modified to tie bonus payments directly to the achievement of divisional (rather than Company) financial targets. The Committee further determined that any bonus should be paid on a quarterly basis, following the quarter in which the bonus was achieved, in order to encourage employees to remain with the Company.

        The Compensation Committee approved a new Bonus Program on August 1, 2007 ("Revised 2007 Bonus Program") which would pay quarterly up to 25% of the Executive Officer's annual bonus potential ("reduced 2007 Bonus Potential") if certain financial goals (particularly a positive contribution margin by the Corporation) of the division headed by such Executive Officer and certain strategic goals of the division headed by such Executive Officer were met.

        The performance targets in the Revised 2007 Bonus Program were as set forth below:

Q3 2007 Financial Metrics by Business Unit
Business Unit	Metric	Performance Target
Communications Platforms	Contribution Margin Target	5.5M
Mobile Applications	Contribution Margin Target	(1.8M	)
Network Infrastructure	Contribution Margin Target	(400)

Q4 2007 Financial Metrics by Business Unit
Business Unit	Metric	Performance Target
Communications Platforms	Contribution Margin Target	5.2M
Mobile Applications	Contribution Margin Target	(2.1M	)

        The above-referenced performance targets should not be interpreted as a prediction of how we will perform in future periods. As described above, the purpose of these targets was to establish a method for determining the payment of cash based incentive compensation. You are cautioned not to rely on these performance goals as a prediction of our future performance.

        The formula used by the Compensation Committee to determine cash incentive awards under the Revised 2007 Bonus Program was equal to (2007 Salary) * (Executive Bonus Rate) * (Funding Percentage) and is set forth below for each Executive Officer:

Executive Officer	2007 Base Salary (1)	Executive Bonus Rate (2)	Funding Percentage (3)	Cash Incentive Awards at 100% of Target(4)
Herb Shumway	250,000	60%	25%	37,500
Joel Hughes	220,000	60%	25%	33,000
Steven Gladstone(5)	220,000	40%	25%	12,833
Todd Donahue(6)	170,000	40%	25%	15,583
(1)
Based on annual salary compensation for 2007.

(2)
Ascribed Executive Officer bonus level set by Compensation Committee (stated as a percentage of base salary)

(3)
In 2007, the funding percentage was 25% of the Executive Officer's bonus rate as approved by the Compensation Committee

(4)
Cash incentive awards at 100% of target were prorated on length of employment with the Company in 2007.

(5)
Mr. Gladstone was hired by the Company on June 18, 2007.

(6)
Mr. Donahue was hired by the Company on February 5, 2007.

        The Committee determined that, since a break even contribution margin was attained for the Company in the third quarter of 2007, one-third of the reduced 2007 Bonus Potential was paid out to the Executive Officers in the fourth quarter of 2007 with respect to third quarter 2007 performance. In addition, the Committee determined that since the break even contribution margin was attained for the Company in the fourth quarter 2007 and divisional specific goals established in the bonus program were met, the remaining two-thirds of the reduced 2007 Bonus Potential was paid in the first quarter of 2008. At the recommendation of our Chief Executive Officer, he did not participate in the Revised 2007 Bonus Program. No bonuses were paid to any Executive Officers with respect to the first and second quarters of 2007. Details of the actual payouts in the third and fourth quarters of 2007 are on Page 17.

Stock-Based Compensation

        Awards of stock options under the Company's stock option plans are designed to more closely tie the long-term interests of the Company's Executive Officer's to those of its stockholders and to assist in the Company's retention of its Executive Officers. Each year, the Compensation Committee selects the Executive Officers, if any, to receive stock options and determines at its sole discretion the number of shares subject to each option grant based on market competitiveness and performance of each Executive Officer.

        Options granted in 2007 had a two or three-year vesting period to encourage key executives to continue their employment with the Company. The Compensation Committee reviews the outstanding unvested options of the key executives from time to time and may grant additional options to provide appropriate ongoing incentives.

Retirement Plans and Other Benefits

        The Company offers a 401(k) retirement plan to all of its US-based employees. Pursuant to the plan, the Company matches contributions each pay period at 50% of the employee's contributions up to 6% of employee's compensation. When the Company calculates overall compensation for its Executive Officers to compare to market data, the Company factors in the benefit to be received under the 401(k) plan.

        The Executive Officers participate in other Company benefit programs on the same terms as its US-based employees, which programs include medical and dental insurance, life insurance, 401(k) retirement plan, employee stock purchase plan and charitable gift matching (limited to $500 per employee per year).

        The Compensation Committee believes that it is in the best interests of the Company and its stockholders to minimize the likelihood of losing key management personnel (who would be difficult to replace) that may occur in connection with a potential or actual change-of-control of the Company. We have therefore provided certain executive officers with change-of-control agreements. Additional details on change-of-control agreements can be found under "Executive Compensation—Narrative Disclosure of Termination or Change of Control Payments," beginning on page 20 of this proxy statement.

How the Company Determines Amounts and/or Formulas for each Element of Compensation

        Each Executive Officer's current and prior compensation is considered in setting his or her compensation for the following year. In addition, as described above, the compensation practices of other companies in the Company's industry with similar revenue and/or market capitalization are reviewed by the Compensation Committee and used as benchmarks. The Compensation Committee believes that the elements of our executive compensation plan are similar to elements used by many other comparable companies in our industry. In general, the amount of base salary, potential cash incentives and potential equity-based compensation for each Executive Officer is chosen in an attempt to address our objectives of promoting the Company's business objectives, attracting and retaining top-quality executives and employees, and enhancing the interests of our stockholders by maximizing growth and return on invested capital.

        In determining appropriate base salary levels and, to a lesser extent, other compensation elements, the Compensation Committee considers the scope of responsibility, prior experience and past accomplishments, as well as historical practices within the Company, each vis-à-vis other executives and key employees. General economic and business conditions affecting the Company are also considered.

Periodic adjustments in base salary may be merit-based with respect to individual performance or tied to the Company's financial condition or other competitive factors.

        The Revised 2007 Bonus Program prescribed a range for the bonus amounts to be paid to the Executive Officers based upon the Company's actual financial achievements, including contribution margin and the fulfillment of the specific business objectives for the division headed by each Executive Officer. Under the Revised 2007 Bonus Program, our Executive Officers were entitled to receive an average bonus of 62% of their base salary if the Company achieved its revenue and contribution margin targets for 2007 and the individual executive met or exceeded his or her objectives.

        The Compensation Committee's determination of the size of stock option grants is generally intended to reflect an Executive Officer's responsibility within the Company and his or her contributions to the Company as well as using proxy and CHiPS data, as described above, to help benchmark competitiveness. Prior to the Company's adoption of SFAS No. 123R regarding share-based payments to employees, the Company used external data, primarily percentage of potential ownership, as an influencing factor in determining a grant size which the Company felt was market competitive. Following the Company's adoption of SFAS No. 123R, the Company has considered both the financial statement impact and percentage of potential ownership when surveying the competitiveness of its equity grants.

        Subject to certain exceptions described below, the Company grants stock options to Executive Officers and other employees in two programs each year (each, a "Bi-Annual Program"), usually in April and October. The timing of each Bi-Annual Program grant is determined in advance to coincide with a meeting of the Compensation Committee. In addition, the Company may issue stock options upon the hiring of an Executive Officer or as a one-time bonus to an Executive Officer. Except in the case of "new-hire" option grants, the grant date is the date when the Compensation Committee approves the grant and all of its key terms. The date of any "new-hire" grant is the later of the date of commencement of employment and the date when the Compensation Committee approves the grant. The exercise price of each of our stock option grants is equal to the closing price per share of Common Stock on the grant date, as reported on NASDAQ.

Accounting and Tax Considerations

        Our stock option grant policies have been impacted by the implementation of SFAS No. 123R, which we adopted in the first quarter of fiscal year 2006. Under this accounting pronouncement, we are required to value unvested stock options granted prior to our adoption of SFAS 123R under the fair value method of accounting and expense those amounts in our income statement over the stock option's remaining vesting period.

        We have structured our compensation program to comply with Internal Revenue Code ("IRC") Sections 162(m) and 409A. Under Section 162(m) of the IRC, a limitation was placed on tax deductions of any publicly-held corporation for individual compensation to certain executives of such corporation exceeding $1,000,000 in any taxable year, unless the compensation is performance-based. If an Executive Officer is entitled to nonqualified deferred compensation benefits that are subject to Section 409A of the IRC, and such benefits do not comply with Section 409A of the IRC, then the benefits are taxable in the first year they are not subject to a substantial risk of forfeiture. In such case, the recipient is subject to regular federal income tax, interest and an additional federal income tax of 20% of the benefit includible in income. The Company has no individuals with non-performance based compensation paid in excess of the IRC Section 162(m) tax deduction limit.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth the compensation paid or accrued for services rendered in 2007 and 2006 by the Chief Executive Officer, the Chief Financial Officer and the three other most highly paid persons, other than the Chief Executive Officer and Chief Financial Officer, who were serving as Executive Officers on December 31, 2007 (the "Named Executive Officers" or the "NEOs") .

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total
Robert P. Schechter Chairman of the Board and Chief Executive Officer	2007	395,200	—	296,403	—	8,040	699,643
	2006	395,200	—	200,155	—	7,890	603,245
Herb Shumway Senior Vice President of Finance, Chief Financial Officer and Treasurer	2007	250,000	—	193,259	37,750	8,730	489,739
	2006	250,000	—	104,140	—	7,890	362,030
Joel Hughes President, LiveWire Mobile	2007	220,000	—	169,275	33,220	7,050	429,545
	2006	121,462	—	282,791	50,000 (4)	156,842 (4)	611,095
Steven Gladstone(5) President, NMS Communications	2007	110,000	—	66,365	12,918	3,496	192,779
Todd Donahue(6) Vice President, Corporate Controller & Chief Accounting Officer	2007	147,116	—	15,021	15,686	4,780	182,603
Daniel Daly(7) Former Vice President and General Manager, Network Infrastructure	2007	200,000	117,250 (7)	51,477	30,300	6,996	406,023
	2006	200,000	—	32,514	—	7,281	239,795

(1)
Amounts disclosed in the "option awards" column is the same as the compensation expense of the awards to the specified individual recognized under FAS 123R for fiscal year 2007 as described in Note 2 in the Notes to the Consolidated Financial Statements in the Annual Report on Form 10-K for the year ended December 31, 2007 as filed with the SEC.

(2)
The bonus amounts include the Q3 2007 bonus achievement payout that was paid out in Q4 2007 which represented one-third of the twenty-five percent bonus payout. In addition, this number reflects the Q4 bonus achievement payout which was paid out in Q1 of 2008 and represented two-thirds of the twenty five percent of the bonus payout.

(3)
Includes, for each of the NEOs, contributions by the Company to the Company's 401(k) retirement plan and premiums paid by the Company for term life insurance.

(4)
Mr. Hughes' bonus of $50,000 reflects a payment promised to him with respect to the acquisition of Openera Technologies Inc. on February 24, 2006. "Other Compensation" includes $156,842 in deferred compensation payments received in lieu of payments which Mr. Hughes was entitled to prior to the Openera acquisition.

(5)
Mr. Gladstone was hired by NMS Communications on June 18, 2007.

(6)
Mr. Donahue was hired by NMS Communications on February 5, 2007.

(7)
Mr. Daly terminated his employment with the company on December 21, 2007, in connection with the sale of the Company's Network Infrastructure ("NI") Division. The company paid Mr. Daly a bonus upon the completion of the sale of the Company's NI division.

SUPPLEMENTAL TABLE DISCLOSING GRANTS OF PLAN-BASED AWARDS

        The following table sets forth information concerning the non-equity incentive plan awards and stock option grants made to each of the NEOs during the fiscal year ended December 31, 2007 pursuant to the Company's Equity Incentive Plan.

All Other Stock Awards: Number of Shares of Stock or Units (#) Maximum ($)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards				All Other Option Awards: Number of Securities Underlying Options (#)
Grant Date Fair Value of Option and Stock Awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)			Exercise or Base Price of Option Awards ($/Sh)
Robert Schechter	5/17/2007 10/23/2007	— —	434,720 —	— —	— —	90,000 180,000	1.75 1.49	63,260 95,640
Herbert Shumway	5/17/2007 10/23/2007	— —	150,000 —	— —	— —	30,000 120,000	1.75 1.49	21,087 63,760
Joel Hughes	5/17/2007 10/23/2007	— —	132,000 —	— —	— —	65,000 120,000	1.75 1.49	45,687 63,760
Steven Gladstone(1)	7/2/2007 7/2/2007	— —	88,000 —	— —	— —	100,000 300,000	1.78 ..01	70,194 531,660
Todd Donahue(2)	2/5/2007 5/17/2007 10/23/2007	— — —	68,000 — —	— — —	— — —	45,000 6,000 13,000	1.92 1.75 1.49	37,971 4,217 6,907

NARRATIVE DISCLOSURE—GRANTS OF PLAN-BASED AWARDS TABLE

        All options granted in 2007 were under the 2000 Equity Incentive Plan. Options granted during our Bi-annual stock option program on May 17, 2007 and on October 23, 2007 have a vesting schedule of 50% vesting on the first year anniversary of the date of grant and 12.5% vesting quarterly thereafter.

  (1)
  Mr. Gladstone received 100,000 Stock Options as part of his New Hire offer of which 34% will vest on the first anniversary of the date of grant and 8.25% quarterly thereafter. Mr. Gladstone received 300,000 restricted shares as part of his New Hire offer of which 20% will vest on the first anniversary of the date of the grand and 20% annually thereafter.

  (2)
  Mr. Donahue received 45,000 Stock Options as part of his New Hire offer of which 34% will vest on the first anniversary of the date of grant and 8.25% quarterly thereafter.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

        The following table sets forth certain information with respect to the outstanding equity awards as of December 31, 2007 for each of our NEOs.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Robert Schechter	80,000(1)	—	—	17.1565	1/26/2008	—	—	—	—
	140,000(1)	—	—	3.594	1/5/2009	—	—	—	—
	75,000(1)	—	—	.89	4/30/2008	—	—	—	—
	50,000(1)	—	—	3.40	10/16/2008	—	—	—	—
	30,000(1)	—	—	7.60	4/9/2009	—	—	—	—
	40,000(1)	—	—	6.12	12/16/2009	—	—	—	—
	60,000(1)	—	—	3.12	5/4/2010	—	—	—	—
	200,000(1)	—	—	3.12	5/4/2012	—	—	—	—
	90,000(1)	—	—	3.55	11/9/2010	—	—	—	—
	65,625(1)	9,375(1)	—	3.66	3/28/2011	—	—	—	—
	45,000(1)	45,000(1)	—	1.94	12/28/2011	—	—	—	—
	—	90,000(1)	—	1.75	5/17/2012	—	—	—	—
	—	180,000(1)	—	1.49	10/23/2012	—	—	—	—
Herbert Shumway	17,500(1)	—	—	.89	4/30/2008	—	—	—	—
	20,000(1)	—	—	3.40	10/16/2008	—	—	—	—
	20,000(1)	—	—	7.60	4/8/2009	—	—	—	—
	17,500(1)	—	—	4.37	10/29/2009	—	—	—	—
	45,000(1)	—	—	2.67	4/18/2010	—	—	—	—
	25,050(1)	4,950(1)	—	3.03	6/28/2010	—	—	—	—
	150,000(1)	—	—	3.55	11/9/2010	—	—	—	—
	35,000(1)	5,000(1)	—	3.66	3/28/2011	—	—	—	—
	22,500(1)	22,500(1)	—	1.94	12/28/2011	—	—	—	—
	—	30,000(1)	—	1.75	5/17/2012	—	—	—	—
	—	120,000(1)	—	1.49	10/23/2012	—	—	—	—
Joel Hughes	—	—	—	—	—	111,575(3)	180,752(3)	—	—
	20,200(2)	19,800(2)	—	3.46	4/18/2011	—	—	—	—
	75,000(1)	25,000(1)	—	3.82	6/22/2011	—	—	—	—
	37,500(1)	37,500(1)	—	1.94	12/28/2011	—	—	—	—
	—	65,000(1)	—	1.75	5/17/2012	—	—	—	—
	—	120,000(1)	—	1.49	10/23/2012	—	—	—	—
Steven Gladstone	—	100,000(2)	—	1.78	7/2/2012	—	—	—	—
	—		—			300,000(4)	486,000(4)	300,000(4)
Todd Donahue	—	45,000(2)	—	1.92	2/5/2012	—	—	—	—
	—	6,000(1)	—	1.75	5/17/2012	—	—	—	—
	—	13,000(1)	—	1.49	10/23/2012	—	—	—	—
Daniel Daly	23,000(1)	—	—	5.094	3/21/2008	—	—	—	—
	40,400(1)	—	—	2.00	3/21/2008	—	—	—	—
	5,425(1)	—	—	.89	3/21/2008	—	—	—	—
	7,500(1)	—	—	2.54	3/21/2008	—	—	—	—
	23,000(1)	—	—	7.18	3/21/2008	—	—	—	—
	6,000(1)	—	—	4.37	3/21/2008	—	—	—	—
	30,000(1)	—	—	4.95	3/21/2008	—	—	—	—
	35,000(1)	—	—	3.12	3/21/2008	—	—	—	—
	40,000(1)	—	—	3.55	3/21/2008	—	—	—	—
	15,000(1)	5,000(1)	—	3.66	3/21/2008	—	—	—	—
(1)
Options have a vesting schedule of 50% vesting on the first year anniversary of the date of grant and 12.5% vesting quarterly thereafter.
(2)
Options have a vesting schedule of 34% vesting on the first anniversary of the date of grant and 8.25% quarterly thereafter.
(3)
The restricted stock granted to Mr. Hughes on February 24, 2006 was granted in connection with the acquisition of Openera Technologies Inc. on February 24, 2006 of which 60% of the shares were initially subject to a repurchase right. The right of repurchase lapsed with respect to 20% of the restricted shares on February 24, 2007. The right of repurchase will lapse with respect to an additional 20% of the restricted shares on February 24, 2008 and with respect to the remaining 20% on August 24, 2008.
(4)
The Restricted Stock granted to Mr. Gladstone on July 2, 2007 (the "grant date") was in connection with his New Hire Offer. This grant will vest 20% annually on the anniversary date of the grant date.

OPTION EXERCISES AND STOCK VESTED TABLE

        The following table sets forth certain information regarding the number of stock options exercised in the year ended December 31, 2007 under our equity incentive plans and the corresponding amounts realized by the NEOs.

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired On Exercise (b)	Value Realized on Exercise ($)(c)	Number of Shares Acquired on Vesting (#)(d)	Value Realized On Vesting ($)(e)
Joel Hughes	—	—	55,788	194,141

Pension Benefits

        None of our Named Executive Officers participate in or have account balances in qualified or non-qualified defined benefit plans sponsored by us at December 31, 2007 and, as a result, there is not a pension benefits table included in the Proxy Statement.

Non-qualified Deferred Compensation

        None of our Named Executive Officers participate in or have account balances in non-qualified defined contribution plans maintained by us at December 31, 2007 and, as a result, there is not a non-qualified deferred compensation table included in this Proxy Statement.

NARRATIVE DISCLOSURE OF TERMINATION OR CHANGE OF CONTROL PAYMENTS

Severance Benefits (Absent a Change of Control)

        The NEOs do not have any employment or severance agreements with the Company other than the change of control agreements described below.

Severance Benefits in the Event of a Change of Control

        The Company believes it is important to protect the organization in the event of a change of control. It is our belief that the interests of our stockholders will be best served if the interests of our Executive Officers are aligned with them, and providing change of control benefits should eliminate, or at least help reduce, the reluctance of the Executive Officers to pursue potential change of control transactions that may be in the best interests of the stockholders. The change of control agreements have a so-called "double trigger" severance provision (i.e., the executive's employment must be terminated following a change of control in order for severance to become payable). The Executive Officer, however, may terminate his or her employment voluntarily for any reason during the four-month period after the change of control and receive his or her entire severance benefit. The agreements also have a golden parachute excise tax gross-up provision.

        Generally, under the agreements currently in effect, a change of control is defined to include any of the following events:

  (i)
  the direct or indirect acquisition by any person, entity or group acting in concert of more than 20% of the aggregate voting power of the outstanding securities of the Company having the right to vote at elections of directors.

  (ii)
  a change in the Board such that the individuals who are members of the board of directors on May 1, 1999 (the "Incumbent Directors") cease to comprise at least 70% of the board. However, any director approved by at least two-thirds of the Incumbent Directors will be counted as an Incumbent Director.

  (iii)
  the merger, consolidation, or reorganization of or disposition by the Company of substantially all its business, other than in connection with a mere change of place of incorporation or similar mere change in form.

        Each our NEOs have such severance benefits agreements in the event of a change of control. Under these agreements, the Company provides to its NEOs benefits equal to:

  (a)
  one year of base salary;

  (b)
  higher of current annual target bonus or highest of the last three annual bonuses paid;

  (c)
  benefits continuation for one year;

  (d)
  acceleration of all unvested stock options; and

  (e)
  gross up of any excise tax due under Section 280G of the Internal Revenue Code, if applicable.

        Based on a hypothetical termination date of December 31, 2007, the severance benefits in the event of a change of control for the following would have been as follows, paid in a lump sum:

	Robert P. Schechter ($)	Herbert Shumway ($)	Joel Hughes ($)	Steve Gladstone ($)	Todd Donahue ($)
Base Salary	395,200	250,000	220,000	220,000	170,000
Bonus	434,720	150,000	132,000	88,000	68,000
Benefits	11,004 (1)	16,608 (1)	16,608 (1)	16,608 (1)	16,608 (1)
Fair Market Values of Accelerated Equity Compensation	23,400 (2)	15,600 (2)	15,600 (2)	486,000 (2)	1,690 (2)
Total	840,924	432,208	384,208	810,608	256,298
(1)
Equal to the value of the medical and dental premiums for one year of coverage.

(2)
Equal to the difference between the closing market price on December 31, 2007 minus the exercise price with respect to the accelerated portion of equity compensation.

Voluntary Termination

        There are no payments or benefits to be paid resulting from a voluntary termination (except pursuant to a change of control as described above) or a termination for "cause".

Director Compensation

        Each director of the Company who is not also an employee is currently paid $22,500 annually (payable in quarterly installments) and is reimbursed for reasonable out-of-pocket expenses incurred in attending meetings. In addition, the Compensation Committee Chair receives an annual payment of $5,000 and each member receives an annual payment of $2,500. The Audit Committee Chair receives an annual payment of $10,000 and each member receives an annual payment of $5,000. The Compensation Committee currently awards each non-employee director (a) upon first being elected to the board, an option for 15,000 shares and (b) annually at the time of the annual meeting, an option for 12,500 shares which vests at the time of the next annual meeting, in each case subject to full vesting of all option shares upon a change of control of the Company.

Name (a)	Fees Earned or Paid in Cash (b)(1)	Stock Awards ($)(c)	Option Awards ($)(d)(2)	Non-Equity Incentive Plan Compensation ($)(e)	Change in Pension value and Nonqualified Deferred Compensation Earnings(f)	All Other Compensation ($)(g)	Total ($)(h)
Frank King	32,500	—	14,963	—	—	—	47,463
Pamela Reeve	27,500	—	14,963	—	—	—	42,463
Ofer Gneezy	27,500	—	14,963	—	—	—	42,463
Ronald White	27,500	—	14,963	—	—	—	42,463
William Foster(1)	12,500	—	7,713	—	—	—	20,213

NARRATIVE DISCLOSURE—DIRECTOR COMPENSATION

(1)
On May 2, 2007, Mr. Foster resigned as a director of the company.

(2)
Amounts disclosed in the "option awards" column are the same as the compensation expense of such awards recognized under FAS 123R for fiscal year 2007 as described in Note 2 in the Notes to the Consolidated Financial Statements in the Annual Report Form 10-K for the year ended December 31, 2007 as filed with the SEC. The full grant date fair value of each of these options (other than Mr. Foster's grant), as measured under FAS 123R, is $55,571 under the Company's 2000 Equity Incentive Plan, which vests over three years.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        No person serving on the Compensation Committee at any time during 2007 was a present or former officer or employee of the Company or any of its subsidiaries and no member of the Compensation Committee had any relationships with the Company requiring disclosure under Item 404 of Regulation S-K under the Exchange Act. During 2007, no Executive Officer of the Company served as a member of the Board or Compensation Committee (or other board committee performing equivalent functions) of another entity one of whose Executive Officers served on the Company's Board or Compensation Committee.

SECTION 16 REPORTING

        Section 16(a) of the Exchange Act requires the Company's directors and officers and persons who own more than ten percent of the Company's Common Stock to file reports with the SEC disclosing their ownership of stock in the Company and changes in such ownership. Copies of such reports are also required to be furnished to the Company. Based solely on a review of the copies of such reports received by it, or a written representation from certain reporting pursuant to Item 405 of Regulation S-K, the Company believes that all required filings pursuant to Section 16(a) with respect to the Company's securities were timely made during 2007 in accordance with Section 16(a).

RELATED PERSON TRANSACTIONS

        The Board has adopted a written policy that addresses related person transactions requiring disclosure under Item 404 of Regulation S-K promulgated by the SEC under the Exchange Act. A related person of the Company includes (a) any person who is an Executive Officer, director, or director nominee of the Company (including any of its subsidiaries) over the last fiscal year, and his or her immediate family members, (b) any person who beneficially owns more than 5% of the Company's voting securities and his or her immediate family members or (c) an entity in which a director, Executive Officer or more than 5% stockholder has a substantial ownership interest. Under the policy, a related person transaction includes any transaction which involves the Company where the amount involved exceeds $120,000 and a related person had or will have an interest in the transaction.

        Under the policy, all related person transactions must be reported to, and reviewed by, the Company's General Counsel. Transactions are then approved or ratified by the Nominating and Governance Committee after consideration of various factors including (a) the related person's interest, (b) the approximate dollar amount involved, (c) the related person's proportionate interest in the dollar amount involved, (d) whether the transaction is undertaken in the ordinary course of the Company's business, (e) whether the transaction is on terms no less favorable to the Company then terms that could have been reached with an unrelated third party, (f) the purpose of, and potential benefits to the Company of, the related person transaction and (g) any other material information.

        Transactions involving compensation of Executive Officers are reviewed and approved by the Compensation Committee or the Board in the manner specified in the Compensation Committee charter.

        All approved or ratified related person transactions are reviewed annually by the Nominating and Governance Committee to determine compliance with the law.

HOUSEHOLDING OF PROXY MATERIALS

        Our 2007 Annual Report, including audited financial statements for the fiscal year ended December 31, 2007, is being mailed to you along with this proxy statement. In order to reduce printing and postage costs, the Company has undertaken an effort to deliver only one Annual Report and one proxy statement to multiple shareholders sharing an address. This delivery method, called "householding," is not being used, however, if the Company has received contrary instructions from one or more of the stockholders sharing an address. If your household has received only one Annual Report and one proxy statement, the Company will deliver promptly a separate copy of the Annual Report and the proxy statement to any shareholder who sends a written request to NMS Communications, Attention: Investor Relations, 100 Crossing Boulevard, Framingham, MA 01702. If your household is receiving multiple copies of the Company's Annual Report or proxy statement and you wish to request delivery of a single copy, you may send a written request to NMS Communications, Attention: Investor Relations, 100 Crossing Boulevard, Framingham, MA 01702.

STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

        Proposals of stockholders intended to be presented at the 2009 Annual Meeting of the Stockholders, pursuant to Rule 14a-8 promulgated under the Exchange Act must be received by the Company no later than December 24, 2008, in order that they may be included in the proxy statement and form of proxy relating to that meeting. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy.

        In addition, the Company's bylaws require that the Company be given advance notice of stockholder nominations for election to its Board of Directors, other than nominations for inclusion in the Company's proxy statement and form of proxy in accordance with Rule 14a-8 under the Exchange Act. The required notice must be delivered by the stockholder and received by the Secretary of the Company not later than 80 days before the annual meeting or ten days after the day notice of the annual meeting is communicated to stockholders if the date of such annual meeting is not publicly announced by the Company more than 90 days prior to the meeting. The Company's 2009 Annual Meeting will be April 30, 2009. Stockholders who wish to make a nomination at the 2009 Annual

Meeting, other than one to be included in the Company's proxy statement and form of proxy, should notify the Company no later than February 10, 2009.

OTHER MATTERS

        The Company has no knowledge of any matters to be presented for action by the stockholders at the Annual Meeting other than as set forth above. However, the enclosed proxy gives discretionary authority to the persons named therein to act in accordance with their best judgment in the event that any additional matters should be presented.

        The Company will bear the cost of the solicitation of proxies, including charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of Common Stock.

By Order of the Board of Directors
April 22, 2008	Dianne L. Callan Vice President, General Counsel and Secretary

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DESIGNATION (IF ANY)

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Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 2:00 a.m., Eastern Time, on Thursday, May 29, 2008.

Vote by Internet

•      Log on to the Internet and go to www.investorvote.com

•      Follow the steps outlined on the secured website.

Vote by telephone

•                  Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.

•                  Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.  ☒

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A  Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. Election of Directors:	For	Withhold

01 - Ofer Gneezy	☐	☐

	For	Withhold

02 - Robert P. Schechter	☐	☐

		For	Against	Abstain

2.	Ratify the Audit Committee’s selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm.	☐	☐	☐

UNLESS YOU INDICATE TO THE CONTRARY, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

B  Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

C  Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.		Signature 2 — Please keep signature within the box.

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	2 1 B V	0 1 7 7 4 3 1	MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

<STOCK#>	00VY3A

Dear Stockholder:

Please mark the boxes on the proxy card to indicate how your shares should be voted, then sign and date the card and return it in the enclosed postage paid envelope.

Sincerely,

NMS COMMUNICATIONS CORPORATION

VALIDATION DETAILS ARE LOCATED ON THE FRONT OF THIS FORM IN THE COLORED BAR.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 2:00 a.m., Eastern Time, on May 29, 2008.

THANK YOU FOR VOTING

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — NMS Communications Corporation

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING ON MAY 29, 2008

The undersigned stockholder of NMS Communications Corporation hereby acknowledges receipt of the Notice of Annual Meeting and related Proxy Statement and appoints Robert P. Schechter, Dianne L. Callan and Mark T. Bettencourt, or any one or more of them, attorneys and proxies for the undersigned with power of substitution in each to act for and to vote, as designated on the reverse side, with the same force and effect as the undersigned, all shares of NMS Communications Corporation common stock standing in the name of the undersigned at the Annual Meeting of Stockholders of NMS Communications Corporation to be held at its corporate offices, 100 Crossing Boulevard, Framingham, Massachusetts on May 29, 2008 at 1:00 p.m., local time and any adjournments thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES FOR DIRECTOR AND “FOR” ALL OTHER PROPOSALS. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDERS’ BEST JUDGMENT AS TO ANY OTHER MATTER.

SEE REVERSE SIDE. If you wish to vote in accordance with the Board of Directors’ recommendations, just sign on the reverse side. You need not mark any boxes.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

(Items to be voted appear on reverse side.)

QuickLinks

ELECTION OF DIRECTORS (Item 1 of Notice)
BOARD OF DIRECTORS RECOMMENDATION
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Item 2 of Notice)
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES
SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND PRINCIPAL STOCKHOLDERS
BOARD OF DIRECTORS AND COMMITTEE MEETINGS
AUDIT COMMITTEE REPORT
COMPENSATION COMMITTEE REPORT
COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE COMPENSATION
NARRATIVE DISCLOSURE—DIRECTOR COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
SECTION 16 REPORTING
RELATED PERSON TRANSACTIONS
HOUSEHOLDING OF PROXY MATERIALS
STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING
OTHER MATTERS